December 15, 1997

                               SCHWARTZ VALUE FUND
                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1997


Schwartz Value Fund (the "Fund") and Schwartz Investment Counsel, Inc. (the "Adviser") may enter into arrangements with brokerage firms and financial institutions under which shares of the Fund may be purchased and sold. Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.